UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2007

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

000-51262	20-0068852
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust II, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated August 16, 2007 and filed on August 20, 2007 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the 222 East 41st Street Building (the “Building”), as described in such Current Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the 222 East 41st Street Building and the Registrant are submitted at the end of this Form 8-K/A and are filed herewith and incorporated herein by reference.

(b) Pro Forma Financial Information. See Paragraph (a) above.

Page
222 East 41st Street Building

Independent Auditors’ Report	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2006 and the six months ended June 30, 2007 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2006 and the six months ended June 30, 2007 (unaudited)	F-3

Wells Real Estate Investment Trust II, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-6

Pro Forma Balance Sheet as of June 30, 2007 (unaudited)	F-7

Pro Forma Statement of Operations for the six months ended June 30, 2007 (unaudited)	F-10

Pro Forma Statement of Operations for the year ended December 31, 2006 (unaudited)	F-12

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.
(Registrant)

By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President

Date: October 31, 2007

INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

Atlanta, Georgia

We have audited the accompanying statement of revenues over certain operating expenses of 222 East 41st Street (the “Building”) for the year ended December 31, 2006. This statement is the responsibility of the Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Building’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Building’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Building for the year ended December 31, 2006 in conformity with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

October 31, 2007

222 East 41st Street

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2006 (audited)

and the six months ended June 30, 2007 (unaudited)

(in thousands)

	2007	2006
	(Unaudited)
Revenues:
Base rent	$10,730	$20,881
Tenant reimbursements	1,154	3,114
Other revenues	60	130

Total revenues	11,944	24,125

Expenses:
Real estate taxes	2,087	4,255
Utilities	1,093	2,261
Ground lease	1,063	2,126
Repairs and maintenance	433	972
Administrative	348	624
Cleaning	335	628
Security	264	547
Insurance	155	273

Total expenses	5,778	11,686

Revenues over certain operating expenses	$6,166	$12,439

See accompanying notes.

222 East 41st Street

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2006 (audited)

and the six months ended June 30, 2007 (unaudited)

1. Description of Real Estate Property Acquired

On August 17, 2007, Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), through a wholly owned subsidiary, acquired 222 East 41st Street (the “Building”), a 25-story office building containing approximately 372,000 rentable square feet located on approximately 0.5 acres in New York City, New York from Zeta-Ceres, L.P. (the “Seller”). Total consideration for the acquisition was approximately $319.8 million, exclusive of closing costs. Wells REIT II purchased the Building subject to a ground lease that expires on February 28, 2051. The ground lease is subject to two renewal options with fixed rental terms. Wells REIT II is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. Wells REIT II was incorporated on July 3, 2003 and has elected to be taxed as a real estate investment trust for federal income tax purposes.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Building after its acquisition by Wells REIT II.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased rental revenue by approximately $0.88 million for the year ended December 31, 2006 and decreased rental revenue by approximately $0.03 million for the six months ended June 30, 2007.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

222 East 41st Street

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2006 (audited)

and the six months ended June 30, 2007 (unaudited)

4. Description of Leasing Arrangements

The Building is approximately 97% leased, with Jones Day and Council of the European Union (“Council of the EU”) leasing approximately 90% of the Building’s rentable square footage under long-term lease agreements. Jones Day and Council of the EU contributed approximately 84% and 9%, respectively, of rental income for the year ended December 31, 2006. Under the terms of the Jones Day and Council of the EU leases, each tenant is required to reimburse to the landlord its proportionate share of the Building’s operating expenses in excess of a base year. The remaining rentable square footage is leased to various office tenants under lease agreements with terms that vary in length and with various reimbursement clauses.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2007	$21,728
2008	21,993
2009	22,424
2010	22,425
2011	22,459
Thereafter	102,487

$213,516

Subsequent to December 31, 2006, Jones Day and Council of the EU will contribute approximately 88% and 6%, respectively, of the future minimum rental income from the leases in place at that date.

6. Ground Lease

During the year ended December 31, 2006 and the six months ended June 30, 2007, fee title to the land on which the Building is situated was held by a third party, which leased the land to the Seller. The expense related to the ground lease is recognized on a straight-line basis. The Building recognized ground lease expense of approximately $2.1 million for the year ended December 31, 2006 and approximately $1.1 million for the six months ended June 30, 2007. The adjustment to the ground lease deferred rent receivable increased ground rent expense by approximately $1.1 million for the year ended December 31, 2006 and increased ground rent expense by approximately $0.5 million for the six months ended June 30, 2007.

222 East 41st Street

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2006 (audited)

and the six months ended June 30, 2007 (unaudited)

Future minimum rental commitments related to the ground lease for the years ended December 31 are as follows (in thousands):

2007	$1,125
2008	1,150
2009	1,150
2010	1,150
2011	1,150
Thereafter	117,035

$122,760

7. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the six months ended June 30, 2007 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”) included in its annual report filed on Form 10-K for the year ended December 31, 2006 and its quarterly report filed on Form 10-Q for the six months ended June 30, 2007. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various current reports previously filed on Form 8-K.

The following unaudited pro forma balance sheet as of June 30, 2007 has been prepared to give effect to the acquisitions of the Pasadena Corporate Park Buildings, the 7031 Columbia Gateway Drive Building, the Cranberry Woods Drive Land, the 222 East 41st Street Building, the Bannockburn Lake III Building, the 1200 Morris Drive Building and the South Jamaica Street Buildings (the “Q3 2007 Acquisitions”) as if the acquisitions occurred on June 30, 2007. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including, but not limited to, capital raised through the issuance of additional common stock through the acquisition date of the South Jamaica Street Buildings and pay-down of acquisition-related debt subsequent to the pro forma balance sheet date.

The following unaudited pro forma statement of operations for the six months ended June 30, 2007 has been prepared to give effect to the acquisitions of the 3000 Park Lane Land, the One Century Place Building, the 120 Eagle Rock Building (the “Q1 2007 Acquisitions”) and the Q3 2007 Acquisitions (collectively, the “2007 Acquisitions”) as if the acquisitions occurred on January 1, 2006. 3000 Park Lane Land and Cranberry Woods Drive Land had no operations during the six months ended June 30, 2007 and, accordingly, have not been included in the pro forma statement of operations for the six months ended June 30, 2007.

The following unaudited pro forma statement of operations for the year ended December 31, 2006 has been prepared to give effect to the acquisition of the SanTan Buildings, the 263 Shuman Building, the 11950 Corporate Boulevard Building, the Edgewater Corporate Center, the 4300 Centreway Place Building, the 80 Park Plaza Building, the International Financial Tower Building, the Sterling Commerce Building (the “2006 Acquisitions”) and the 2007 Acquisitions as if the acquisitions occurred on January 1, 2006. 3000 Park Lane Land and Cranberry Woods Drive Land had no operations during the year ended December 31, 2006 and, accordingly, have not been included in the pro forma statement of operations for the year ended December 31, 2006.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2006 Acquisitions and the 2007 Acquisitions been consummated as of January 1, 2006. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition of the Q3 2007 Acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

JUNE 30, 2007

(in thousands)

(unaudited)

ASSETS

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
		Q3 2007 Acquisitions
		Pasadena Corporate Park			7031 Columbia Gateway Drive			Cranberry Woods Development			222 East 41st Street			Bannockburn Lake III			1200 Morris Drive			South Jamaica Street			Other			Pro Forma Total
Real estate assets, at cost:
Land	$384,620	$51,900	(b	)	$10,000	(b	)	$15,162	(b	)	$—			$7,490	(b	)	$3,700	(b	)	$13,424	(b	)	$198	(c	)	$488,460
		1,199	(c	)	232	(c	)	350	(c	)	—			145	(c	)	23	(c	)	17	(c	)	—
Buildings and improvements, less accumulated depreciation	1,964,960	48,729	(b	)	44,515	(b	)	—			178,510	(b	)	8,025	(b	)	17,694	(b	)	87,578	(b	)	2,352	(c	)	2,359,170
		1,487	(c	)	1,241	(c	)	—			3,541	(c	)	247	(c	)	132	(c	)	159	(c	)	—
Intangible lease assets, less accumulated amortization	442,169	9,524	(b	)	8,313	(b	)	—			142,468	(b	)	2,730	(b	)	2,771	(b	)	22,175			—			630,150
Construction in progress	1,995	—			—			—			—			—			—			—			—			1,995

Total real estate assets	2,793,744	112,839			64,301			15,512			324,519			18,637			24,320			123,353			2,550			3,479,775
Cash and cash equivalents	291,104	(112,255)	(b	)	(60,478)	(b	)	(15,162)	(b	)	(145,939)	(b	)	(16,734)	(b	)	(5,817)	(b	)	(8,710)	(b	)	200,184	(d	)	—
		(2,000)	(b	)	—			—			(5,000)	(b	)	(500)	(b	)	(1,000)	(b	)	(1,385)	(b	)	(110,307)	(f	)
											(1,352)	(g	)										(4,524)	(e	)
											(125)	(g	)
Restricted Cash	—	—			—			—			288	(b	)	—			—			—			—			288
Tenant receivables, net of allowance for doubtful accounts	64,919	—			—			—			—			—			—			—			—			64,919
Prepaid expenses and other assets	43,880	(2,686)	(c	)	(1,473)	(c	)	(350)	(c	)	(3,541)	(c	)	(392)	(c	)	(155)	(c	)	(176)	(c	)	4,524	(e	)	32,081
		(2,000)	(b	)	(3,000)	(b	)	—			—			—			—			—			(2,550)	(c	)
Deferred financing costs, less accumulated amortization	2,962	—			—			—			1,477	(g	)	—			—			—			—			4,439
Deferred lease costs, less accumulated amortization	306,320	10,819	(b	)	5,266	(b	)	—			18,248	(b	)	2,010	(b	)	652	(b	)	15,417	(b	)	—			358,732
Investments in bonds	78,000	—			—			—			—			—			—			—			—			78,000

Total assets	$3,580,929	$4,717			$4,616			$—			$188,575			$3,021			$18,000			$128,499			$89,877			$4,018,234

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

JUNE 30, 2007

(in thousands)

(unaudited)

LIABILITIES AND STOCKHOLDERS' EQUITY

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
		Q3 2007 Acquisitions
		Pasadena Corporate Park			7031 Columbia Gateway Drive			Cranberry Woods Development	222 East 41st Street			Bannockburn Lake III			1200 Morris Drive			South Jamaica Street			Other			Pro Forma Total
Liabilities:
Line of credit and notes payable	$704,894	$—			$—			$—	$130,265	(b	)	$3,000	(b	)	$18,000	(b	)	$128,499	(b	)	$(110,307)	(f	)	$914,351
									40,000	(b	)
Obligations under capital leases	78,000	—			—			—	—			—			—			—			—			78,000
Intangible lease liabilities, less accumulated amortization	87,451	4,717	(b	)	4,616	(b	)	—	18,305	(b	)	21	(b	)	—			—			—			115,110
Accounts payable, accrued expenses and accrued capital expenditures	31,080	—			—			—	5	(b	)	—			—			—			—			31,085
Due to affiliates	3,522	—			—			—	—			—			—			—			—			3,522
Dividends payable	8,125	—			—			—	—			—			—			—			—			8,125
Deferred income	10,761	—			—			—	—			—			—			—			—			10,761

Total liabilities	923,833	4,717			4,616			—	188,575			3,021			18,000			128,499			(110,307)			1,160,954
Minority Interest	3,081	—			—			—	—			—			—			—			—			3,081
Redeemable Common Stock	26,297	—			—			—	—			—			—			—			—			26,297
Stockholders’ Equity:
Common stock, $0.01 par value; 900,000,000 shares authorized; and 332,344,551 shares issued and outstanding as of June 30, 2007	3,323	—			—			—	—			—			—			—			226	(e	)	3,549
Additional paid in capital	2,960,983	—			—			—	—			—			—			—			199,958	(e	)	3,160,941
Cumulative distributions in excess of earnings	(311,671)	—			—			—	—			—			—			—			—			(311,671)
Redeemable common stock	(26,297)	—			—			—	—			—			—			—			—			(26,297)
Other comprehensive loss	1,380	—			—			—	—			—			—			—			—			1,380

Total stockholders’ equity	2,627,718	—			—			—	—			—			—			—			200,184			2,827,902

Total liabilities, minority interest, redeemable common stock and stockholders’ equity	$3,580,929	$4,717			$4,616			$—	$188,575			$3,021			$18,000			$128,499			$89,877			$4,018,234

(a)	Historical financial information is derived from Wells REIT II’s quarterly report filed on Form 10-Q for the quarter ended June 30, 2007.
(b)	Reflects the purchase price of the assets and liabilities obtained by Wells REIT II in connection with the respective acquisition, net of any purchase price adjustments.
(c)	Reflects deferred project costs applied to land and building at approximately 2.312% of the cash paid for purchase upon acquisition.
(d)	Reflects capital raised through issuance of additional common stock subsequent to June 30, 2007 through September 26, 2007, the date of acquisition of the South Jamaica Street Buildings, net of organizational and offering costs, commissions and dealer-manager fees.
(e)	Reflects deferred project costs capitalized as a result of additional capital raised as described in note (d) above.
(f)	Reflects partial pay down of acquisition-related borrowings using capital raised described in note (d) above.
(g)	Reflects deferred financing costs incurred in connection with the mortgage that was originated to fund the acquisition of 222 East 41st Street.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC. .

PRO FORMA STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007

(in thousands)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
					Q3 2007 Acquisitions
		Q1 2007 Acquisitions			Pasadena Corporate Park			7031 Columbia Gateway Drive			222 East 41st Street			Bannockburn Lake III			1200 Morris Drive			South Jamaica Street			Pro Forma Total
Revenues:
Rental income	$149,342	$894	(b	)	$4,975	(b	)	$2,282	(b	)	$12,223	(b	)	$813	(b	)	$1,446	(b	)	$5,127	(b	)	$177,102
Tenant reimbursements	40,991	122	(c	)	50	(c	)	1,143	(c	)	1,155	(c	)	157	(c	)	—			—			43,618
Hotel income	11,563	—			—			—			—			—			—			—			11,563
Other rental income	2,011	—			—			—			—			—			—			—			2,011

	203,907	1,016			5,025			3,425			13,378			970			1,446			5,127			234,294

Expenses:		—
Property operating costs	62,948	399	(d	)	1,322	(d	)	1,179	(d	)	6,780	(d	)	153	(d	)	265	(d	)	2,346	(d	)	75,392
Hotel operating costs	8,941	—			—			—			—			—			—			—			8,941
Asset and property management fees:
Related party	12,676	245	(e	)	268	(e	)	146	(e	)	739	(e	)	47	(e	)	57	(e	)	319	(e	)	14,497
Other	2,735	—			—			—			—			—			—			—			2,735
Depreciation	28,291	89	(f	)	626	(f	)	572	(f	)	2,277	(f	)	103	(f	)	223	(f	)	1,097	(f	)	33,278
Amortization	57,408	868	(g	)	1,062	(g	)	784	(g	)	2,911	(g	)	424	(g	)	168	(g	)	1,633	(g	)	65,258
General and administrative	7,957	—			—			—			—			—			—			—			7,957

	180,956	1,601			3,278			2,681			12,707			727			713			5,395			208,058

Real estate operating income	22,951	(585)			1,747			744			671			243			733			(268)			26,236
Other income (expense):
Interest expense	(22,111)	—			—			—			(4,339)	(h	)	—			—			(581)	(i	)	(27,031)
Interest and other income	4,281	—			—			—			—			—			—			—			4,281

	(17,830)	—			—			—			(4,339)			—			—			(581)			(22,750)

Income (loss) before minority interest and income tax benefit	5,121	(585)			1,747			744			(3,668)			243			733			(849)			3,486
Minority interest in loss (earnings) of consolidated entities	(19)	—			—			—			—			—			—			—			(19)

Income (loss) before income tax benefit	5,102	(585)			1,747			744			(3,668)			243			733			(849)			3,467
Income tax benefit	(36)	—			—			—			—			—			—			—			(36)

Net income (loss)	$5,066	$(585)			$1,747			$744			$(3,668)			$243			$733			$(849)			$3,431

Net income per share—basis and diluted	$0.02																						$0.01

Weighted-average shares outstanding—basic and diluted	304,173																						363,037

(a)	Historical financial information derived from Wells REIT II’s quarterly report filed on Form 10-Q for the quarter ended June 30, 2007.
(b)	Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2006.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on the $130.3 million mortgage loan originated in connection with the acquisition of 222 East 41st Street that bears interest at 6.675% and matures on August 16, 2017.
(i)	Represents additional interest expense that Wells REIT II would have incurred assuming the balance on the Wachovia Line of Credit was equal to the balance on the June 30, 2007 Pro Forma Balance Sheet reported herein.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(in thousands)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
								Q3 2007 Acquisitions
		2006 Acquisitions			Q1 2007 Acquisitions			Pasadena Corporate Park			7031 Columbia Gateway Drive			222 East 41st Street			Bannockburn Lake III			1200 Morris Drive			South Jamaica Street			Pro Forma Total
Revenues:
Rental income	$246,610	$37,727	(b	)	$12,408	(b	)	$9,951	(b	)	$4,563	(b	)	$24,458	(b	)	$1,627	(b	)	$2,893	(b	)	$10,253	(b	)	$350,490
Tenant reimbursements	57,679	19,744	(c	)	1,368	(c	)	71	(c	)	2,268	(c	)	3,114	(c	)	107	(c	)	—			—			84,351
Hotel income	23,427	—			—			—			—			—			—			—			—			23,427

	327,716	57,471			13,776			10,022			6,831			27,572			1,734			2,893			10,253			458,268

Expenses:
Property operating costs	92,824	29,593	(d	)	5,986	(d	)	2,458	(d	)	2,200	(d	)	13,690	(d	)	117	(d	)	531	(d	)	3,223	(d	)	150,622
Hotel operating costs	17,523	—			—			—			—			—			—			—			—			17,523
Asset and property management fees:
Related party	20,621	3,677	(e	)	633	(e	)	690	(e	)	377	(e	)	1,905	(e	)	120	(e	)	147	(e	)	823	(e	)	28,993
Other	4,911	—			—			—			—			—			—			—			—			4,911
Depreciation	47,214	4,794	(f	)	1,455	(f	)	1,255	(f	)	1,144	(f	)	4,551	(f	)	207	(f	)	446	(f	)	2,193	(f	)	63,259
Amortization	84,764	16,688	(g	)	6,339	(g	)	2,121	(g	)	1,567	(g	)	5,827	(g	)	850	(g	)	335	(g	)	3,267	(g	)	121,758
General and administrative	12,156	—			—			—			—			—			—			—			—			12,156

	280,013	54,752			14,413			6,524			5,288			25,973			1,294			1,459			9,506			399,222

Real estate operating income	47,703	2,719			(637)			3,498			1,543			1,599			440			1,434			747			59,046
Other income (expense):
Interest expense	(42,912)	(3,886)	(h	)	—			—			—			(8,695)	(i	)	—			—			—			(55,493)
Loss on early extinguishment of debt	(1,115)	—			—			—			—			—			—			—			—			(1,115)
Interest and other income	7,705	—			—			—			—			—			—			—			—			7,705

	(36,322)	(3,886)			—			—			—			(8,695)			—			—			—			(48,903)

Income (loss) before minority interest and income tax benefit	11,381	(1,167)			(637)			3,498			1,543			(7,096)			440			1,434			747			10,143
Minority interest in loss (earnings) of consolidated entities	(501)	—			—			—			—			—			—			—			—			(501)

Income (loss) before income tax benefit	10,880	(1,167)			(637)			3,498			1,543			(7,096)			440			1,434			747			9,642
Income tax benefit	388	—			—			—			—			—			—			—			—			388

Net income (loss)	$11,268	$(1,167)			$(637)			$3,498			$1,543			$(7,096)			$440			$1,434			$747			$10,030

Net income per share—basis and diluted	$0.05																									$0.03

Weighted-average shares outstanding—basic and diluted	237,373																									363,037

(a)	Historical financial information derived from Wells REIT II’s annual report filed on Form 10-K for the year ended December 31, 2006.
(b)	Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2006.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on the $39.0 million mortgage loan that was originated on September 28, 2006 and is collateralized by the SanTan Buildings and the $45.9 million mortgage loan originated on September 21, 2006 in connection with the acquisition of 80 Park Plaza. The SanTan mortgage loan bears interest at a fixed rate of 5.83% and matures on October 11, 2016. The 80 Park Plaza mortgage loan bears interest at 6.575% and matures on September 30, 2016.
(i)	Represents interest expense on the $130.3 million mortgage loan originated in connection with the acquisition of 222 East 41st Street that bears interest at 6.675% and matures on August 16, 2017

The accompanying notes are an integral part of this statement.